ADDENDUM TO Q1 2017 SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION

Statements contained in these slides by Spirit Realty Capital, Inc. (“Spirit,” the “Company,” “we,” “us,” or “our”) that are not strictly historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expects,” “plans,” “targets,” “estimates,” “projects,” “intends,” “believes,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors which include, but are not limited to, Spirit’s continued ability to source new investments, risks associated with using debt and equity financing to fund Spirit’s business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the price of our common stock, conditions of the debt and equity capital markets generally, and changes in the real estate markets), unknown liabilities acquired in connection with acquired properties, portfolios of properties or interests in real-estate related entities, general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on our tenants’ financial condition and operating performance (particularly our main tenant, ShopKo), and competition from other developers, owners and operators of real estate), potential fluctuations in the consumer price index, risks associated with our failure to maintain our status as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended, and additional risks discussed in Spirit’s most recent filings with the Securities and Exchange Commission from time to time, including Spirit’s Annual Report on Form 10-K for the year ended December 31, 2016. Spirit expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. FORWARD LOOKING STATEMENTS

TABLE OF CONTENTS Page Net Asset Value Components 4 Top 100 Tenants 5 Asset Type Diversification Portfolio Diversification 7 Asset Type Diversification— Retail 8 Asset Type Diversification— Industrial 11 Asset Type Diversification— Office 12 Appendix 13 Reporting Definitions 14

NET ASSET VALUE COMPONENTS

$ in thousands

Owned Properties	Number of Properties	Real Estate Investment	Net Book Value	Annualized Cash Rents	Wtd. Avg. Lease Term (Years)
ShopKo [1]	111	$ 614,676	$ 427,527	$ 51,102	15.8
Master Trust A (net of ShopKo, Vacant and Vacant Deed-in-Lieu) [2] [3]	809	1,930,656	1,527,550	152,919	9.3
Master Trust B (net of Vacant and Vacant Deed-in-Lieu) [4]	223	429,870	374,082	34,855	11.0
Vacant and Vacant Deed-in-Lieu [5]	57	95,677	85,887	-	-
Remainder [6]	1,314	5,037,408	4,506,647	365,479	10.3
Total Owned Properties	**2,514**	**$ 8,108,287**	**$ 6,921,693**	**$ 604,355**	**10.5**

Other Assets	Net Book Value
Cash and Equivalents	$ 9,309
Restricted Cash	43,374
Accounts Receivable, Prepaid Assets and Other Tangible Assets, net	25,082
Total Other Assets	**$ 77,765**

	Number of Properties	Principal Outstanding	Wtd. Avg. Stated Int. Rate	Wtd. Avg. Maturity (Years)
Loans Receivable	**74**	**$ 61,212**	**9.55%**	**3.9**

Debt	Principal Outstanding	Wtd. Avg. Stated Int. Rate	Wtd. Avg. Maturity (Years)
Revolving Credit Facility	$ 129,000	2.14%	2.0
Term Loan	420,000	2.33%	1.6
Senior Unsecured Notes	300,000	4.45%	9.5
Master Trust A	1,351,441	5.10%	6.3
Master Trust B	316,238	4.72%	4.7
CMBS	478,687	5.60%	3.9
Convertible Notes	747,500	3.28%	3.0
Total Debt	**$ 3,742,866**	**4.31%**	**4.8**

	Net Book Value
Accounts Payable, Accrued Expenses and Other Tangible Liabilities	**$ 146,836**
Shares of Common Stock Outstanding	**484,026,824**

Notes:	# of Properties	Real Estate Investment	Net Book Value	Sale Proceeds	Annualized Cash Rents
[1] ShopKo properties sold subsequent to March 31, 2017	5	$ 23,252	$ 17,492	$ 25,500	$ 2,011
[2] Master Trust A properties included in ShopKo	4	$ 8,720	$ 6,902		$ 820
[3] Master Trust A properties included in Vacant and Vacant Deed-in-Lieu	23	$ 26,088	$ 24,079		-
[4] Master Trust B properties included in Vacant and Vacant Deed-in-Lieu	4	$ 4,880	$ 4,655		-
[5] CMBS properties included in Vacant and Vacant Deed-in-Lieu	3	$ 12,936	$ 8,717		-
[6] CMBS properties included in Remainder	124	$ 768,889	$ 675,532		$ 56,729

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Please see Appendix at the back of this addendum for Reporting Definitions. All data as of March 31, 2017, except as otherwise indicated.

TOP 100 TENANTS

Top 100 tenants generate 76% of total Normalized Rental Revenue
We receive financial information for tenants generating 95% of our total Normalized Rental Revenue

	Concept (Tenant)	Number of Properties	Master Lease	Rent Escalators	Tenant Level Reporting	Percent of Normalized Rental Revenue
1	ShopKo	111	✓	✓	✓	8.1%
2	Walgreens	47			✓	2.6%
3	AMC Theatres/Carmike Cinemas	17		✓	✓	2.3%
4	Church's Chicken	190	✓	✓	✓	2.1%
5	Circle K	83		✓	*Public*	1.9%
6	Academy Sports	6		✓	*Corp*	1.9%
7	Albertsons	23		✓	✓	1.8%
8	CVS	36		✓*	✓*	1.5%
9	C-Store (GPM Investments, LLC)	105	✓	✓	✓	1.5%
10	Regal Cinemas	15		✓	✓*	1.5%
11	CarMax	8		✓	*Public*	1.4%
12	Home Depot	6		✓	*Public*	1.4%
13	Mister Car Wash	23	✓	✓	✓	1.1%
14	Ferguson Enterprises	8		✓	*Public*	1.1%
15	Dollar General	69		✓	*Public*	1.1%
16	The Great Escape	14	✓	✓	✓	1.0%
17	Advance Auto Parts	56	✓	✓	✓	1.0%
18	Goodrich Quality Theaters	5	✓	✓	✓	1.0%
19	Rite Aid	25		✓*	✓*	1.0%
20	Red Lobster Restaurants	29	✓	✓	✓	1.0%
21	BJ's Wholesale Club	4		✓		1.0%
22	PetSmart	6		✓	*Corp*	1.0%
23	Tractor Supply	26		✓	*Public*	1.0%
24	Smart & Final	5	✓	✓		0.9%
25	LA Fitness	7		✓	*Corp*	0.9%
26	Buehler's Food Market	5	✓	✓	✓	0.9%
27	Crème De La Crème	9	✓	✓	✓	0.9%
28	Applebee's	22	✓	✓	✓	0.9%
29	Lowe's	7			✓*	0.8%
30	FedEx	5		✓	*Public*	0.8%
31	At Home	7		✓	*Public*	0.8%
32	Casual Male	1		✓	*Public*	0.8%
33	Main Event Entertainment	6	✓	✓	✓	0.7%
34	Sportsman's Warehouse	10	✓	✓	✓	0.7%
35	Heartland Dental	59	✓	✓	✓	0.7%
36	Pep Boys	12	✓	✓	✓	0.6%
37	Taco Bueno	38	✓	✓	✓	0.6%
38	Specialists in Urology (21st Century Oncology Holdings, Inc.)	9	✓	✓	✓	0.6%
39	Kohl's	6		✓*	*Public*	0.6%
40	C-Store (White Oak Station, LLC)	24	✓	✓	✓	0.6%
41	Emagine Theaters	8	✓	✓	✓	0.6%
42	Georgia Theatre	4	✓	✓	✓	0.6%
43	Gander Mountain	6		✓	*Corp*	0.5%
44	Norms	10	✓	✓	✓	0.5%
45	Station Casinos	1		✓	*Public*	0.5%
46	South Carolina Oncology Associates	1		✓	✓	0.5%
47	Express Oil Change	23	✓	✓	✓	0.5%
48	Smokey Bones Bar & Fire Grill	13	✓	✓	✓	0.5%
49	Courthouse Athletic Club	5	✓	✓	✓	0.5%
50	Aaron's, Inc.	26	✓	✓	✓	0.5%
	Top 50 Tenants	**1,241**				**57.3%**

✓ Indicates all or a majority of the Tenant's Normalized Rental Revenue is subject to the respective characteristic (i.e., master lease, rent escalators or tenant reporting).

✓* Indicates less than a majority of the Tenant's Normalized Rental Revenue is subject to rent escalators or tenant reporting.

Public - Publicly listed companies with publicly available financials. *Corp* - Includes corporate level financials provided directly to Spirit.

Please see Appendix at the back of this addendum for Reporting Definitions. All data as of March 31, 2017, except as otherwise indicated.

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TOP 100 TENANTS (CONTINUED)

Top 100 tenants generate 76% of total Normalized Rental Revenue
We receive financial information for tenants generating 95% of our total Normalized Rental Revenue

	Concept (Tenant)	Number of Properties	Master Lease	Rent Escalators	Tenant Level Reporting	Percent of Normalized Rental Revenue
51	Camping World	7		✓	✓	0.5%
52	C-Store (Supermesa Fuel & Merc, LLC)	6	✓	✓	✓	0.5%
53	Best Buy	5		✓	*Public*	0.5%
54	Flying J Travel Plaza	3	✓	✓	✓	0.5%
55	C-Store (Irving Oil Marketing, Inc.)	37		✓	✓	0.5%
56	Dave & Buster's	3		✓	*Public*	0.5%
57	Pine Creek Medical Center	2	✓	✓	✓	0.5%
58	Mealey's Furniture	4	✓	✓	✓	0.5%
59	Defined Fitness	5	✓	✓	✓	0.5%
60	B&B Theatres	4	✓	✓	✓	0.4%
61	J. Jill	1		✓	*Public*	0.4%
62	Office Depot	11		✓*	*Public*	0.4%
63	HOM Furniture	3		✓	✓	0.4%
64	America's Auto Auction	6	✓	✓	✓	0.4%
65	Hardee's	24	✓	✓	✓	0.4%
66	C-Store (Town Star Holdings, LLC)	12	✓	✓	✓	0.4%
67	Arby's	25		✓	✓	0.4%
68	C-Store (US Investment Group, Inc.)	13	✓	✓	✓	0.4%
69	Big Al's	2	✓	✓	✓	0.4%
70	American Lubefast	29	✓	✓	✓	0.4%
71	Mills Fleet Farm	1		✓	✓	0.4%
72	Children's Network	20		✓	✓	0.4%
73	Universal Tax Systems	1				0.4%
74	Zips Car Wash	12	✓	✓	✓	0.4%
75	Sunny Delight	1		✓	*Corp*	0.3%
76	Big Sandy Furniture	7	✓	✓	✓	0.3%
77	Crunch Fitness	4		✓	✓	0.3%
78	AT&T	2		✓	*Public*	0.3%
79	PwC	1		✓		0.3%
80	Curacao	1		✓	*Corp*	0.3%
81	Old Time Pottery	3		✓	✓	0.3%
82	Wal-Mart	4			*Public*	0.3%
83	24 Hour Fitness	2		✓	*Corp*	0.3%
84	Martin's	16	✓	✓	✓	0.3%
85	Children's Learning Adventure	3	✓	✓	✓	0.3%
86	Raymour & Flanigan Furniture	2		✓		0.3%
87	Gold's Gym	3		✓		0.3%
88	Church's Chicken	35	✓	✓	✓	0.3%
89	HD Supply	27		✓	*Public*	0.3%
90	C-Store (Mountain Express Oil Company Southeast, LLC)	13	✓	✓	✓	0.3%
91	CircusTrix	7	✓	✓	✓	0.3%
92	Golden Corral	7	✓	✓	✓	0.3%
93	Ladybird Academy	6	✓	✓	✓	0.3%
94	KFC	17		✓	✓	0.3%
95	Malibu Boats	2	✓	✓	✓	0.3%
96	Southern Theatres	2		✓	✓	0.3%
97	Brookshire Brothers	12			✓	0.3%
98	Food City	3		✓	✓	0.3%
99	Emergency Centers (Exceptional Health Care, Inc.)	3	✓	✓	✓	0.3%
100	Staples	6		✓*	*Public*	0.3%
	Top 100 Tenants	**1,666**				**75.6%**

✓ Indicates all or a majority of the Tenant's Normalized Rental Revenue is subject to the respective characteristic (i.e., master lease, rent escalators or tenant reporting).

✓* Indicates less than a majority of the Tenant's Normalized Rental Revenue is subject to rent escalators or tenant reporting.

Public - Publicly listed companies with publicly available financials. *Corp* - Includes corporate level financials provided directly to Spirit.

Please see Appendix at the back of this addendum for Reporting Definitions. All data as of March 31, 2017, except as otherwise indicated.

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$8.1 Billion Real Estate Investment 3.0x Unit Level Rent Coverage (2.5x Median) 86% NNN Leases Organic Growth: Contractual Rent Increases PORTFOLIO DIVERSIFICATION Focus on Service Retail One of Highest Diversified Amongst Peers Please see Appendix at the back of this addendum for Reporting Definitions. All data as of March 31, 2017, except as otherwise indicated. Percent of Normalized Rental Revenue Restaurants - Casual Dining 8.4 % Restaurants - Quick Service 8.0 % Movie Theaters 7.2 % Convenience Stores 7.1 % Drug Stores / Pharmacies 5.2 % Health and Fitness 4.2 % Automotive Service 2.7 % Education 2.6 % Entertainment 2.2 % Automotive Dealers 2.2 % Car Washes 1.7 % Medical / Other Office 0.7 % Pet Supplies & Service 0.3 % Service Retail 52.5 % General Merchandise 9.7 % Grocery 6.0 % Specialty Retail 2.9 % Home Furnishings 2.7 % Home Improvement 2.4 % Other Retail 9.4 % Traditional Retail 33.1 % Industrial 7.9 % Office 6.5 % Predominately Service Retail Focus

0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Restaurants - Casual Dining Restaurants - Quick Service Movie Theaters Convenience Stores Drug Stores / Pharmacies Health and Fitness Automotive service Education Entertainment Automotive dealers Car washes Medical / Other Office Pet Supplies & Service General Merchandise Grocery Specialty Retail Home Furnishings Home Improvement Sporting Goods Building Materials Dollar Stores Wholesale Clubs Apparel Automotive parts Office Supplies Consumer Electronics Other ASSET TYPE DIVERSIFICATION— RETAIL Organic Growth and Retail Profile 2,322 Properties 39.1 Million Square Feet 97.8% Occupancy $7.0 Billion Real Estate Investment 85.6% of Normalized Rental Revenue 84% NNN Leases Predominately Service Retail Diversification > Concentration Service Retail Traditional Retail % of Normalized Rental Revenue Please see Appendix at the back of this addendum for Reporting Definitions. All data as of March 31, 2017, except as otherwise indicated.

SERVICE RETAIL

Service Retail tenants account for 61% of our total Retail Normalized Rental Revenue

Service Retail: Restaurants - Casual Dining	
Red Lobster Restaurants	1.0%
Applebee's	0.9%
Norms	0.5%
Smokey Bones Bar & Fire Grill	0.5%
Golden Corral	0.3%
Joe's Crab Shack	0.2%
Buffalo Wild Wings/Bagger Dave's	0.2%
Sonny's BBQ	0.2%
Sirloin Stockade	0.2%
Pizza Hut	0.2%

Service Retail: Restaurants - Quick Service	
Church's Chicken	2.1%
Taco Bueno	0.6%
Hardee's	0.4%
Arby's	0.4%
Martin's	0.3%
Church's Chicken	0.3%
KFC	0.3%
Red Mesa Grill	0.2%
Burger King	0.2%
Sonic	0.2%

Service Retail: Drug Stores / Pharmacies	
Walgreens	2.6%
CVS	1.5%
Rite Aid	1.0%

Service Retail: Education	
Crème De La Crème	0.9%
Children's Network	0.4%
Children's Learning Adventure	0.3%
Ladybird Academy	0.3%
Childtime	0.2%

Service Retail: Movie Theaters	
AMC Theatres/Carmike Cinemas	2.3%
Regal Cinemas	1.5%
Goodrich Quality Theaters	1.0%
Emagine Theatres	0.6%
Georgia Theatre	0.6%
B&B Theatres	0.4%
Southern Theatres	0.3%
Cinemark	0.2%
AMC Theatres	0.2%

Service Retail: Convenience Stores	
Circle K	1.9%
C-Store (GPM Investments, LLC)	1.5%
C-Store (White Oak Station, LLC)	0.6%
C-Store (Supermesa Fuel & Merc, LLC)	0.5%
Flying J Travel Plaza	0.5%
C-Store (Irving Oil Marketing, Inc.)	0.5%
C-Store (Town Star Holdings, LLC)	0.4%
C-Store (US Investment Group, Inc.)	0.4%
C-Store (Mountain Express Oil Company Southeast, LLC)	0.3%
C-Store (Jordan Oil Company of the Carolinas, Inc.)	0.2%

Service Retail: Health and Fitness	
LA Fitness	0.9%
Courthouse Athletic Club	0.5%
Defined Fitness	0.5%
Crunch Fitness	0.3%
24 Hour Fitness	0.3%
Gold's Gym	0.3%
Gold's Gym	0.3%
In-Shape	0.2%

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Please see Appendix at the back of this addendum for Reporting Definitions. All data as of March 31, 2017, except as otherwise indicated.

SERVICE AND TRADITIONAL RETAIL

Traditional Retail tenants account for 39% of our total Retail Normalized Rental Revenue

Service Retail: Automotive Service	
Pep Boys	0.6%
Express Oil Change	0.5%
American Lubefast	0.4%
Uncle Ed's Oil Shoppe	0.2%
Caliber Collision	0.2%

Service Retail: Entertainment	
Main Event Entertainment	0.7%
Dave & Buster's	0.5%
Big Al's	0.4%
CircusTrix	0.3%

Traditional Retail: General Merchandise	
ShopKo	8.1%
Aaron's, Inc.	0.5%
Curacao	0.3%
Old Time Pottery	0.3%
Wal-Mart	0.3%

Traditional Retail: Grocery	
Albertsons	1.8%
Smart & Final	0.9%
Buehler's Food Market	0.9%
Brookshire Brothers	0.3%
Food City	0.3%
Gelson's Markets	0.2%
Missoula Fresh Market	0.2%
WinCo Grocery	0.2%
Marsh Supermarket	0.2%
Family Fare Supermarket	0.2%

Traditional Retail: Specialty Retail	
The Great Escape	1.0%
At Home	0.8%
Camping World	0.5%
Pike Nursery	0.3%

Traditional Retail: Home Furnishings	
Mealey's Furniture	0.5%
HOM Furniture	0.4%
Big Sandy Furniture	0.3%
Raymour & Flanigan Furniture	0.3%
Jo-Ann's	0.2%
Hobby Lobby	0.2%
La-Z-Boy	0.2%

Retail: Other *	
Home Depot	1.4%
CarMax	1.3%
Mister Car Wash	1.1%
Dollar General	1.1%
Advance Auto Parts	1.0%
BJ's Wholesale Club	1.0%
Tractor Supply	0.9%
Lowe's	0.8%
Sportsman's Warehouse	0.7%
Kohl's	0.6%
Ferguson Enterprises	0.6%
Gander Mountain	0.5%
Best Buy	0.5%
Office Depot	0.4%
America's Auto Auction	0.4%
Mills Fleet Farm	0.4%
Zips Car Wash	0.4%
Academy Sports	0.3%
PetSmart	0.3%
Emergency Centers (Exceptional Health Care, Inc.)	0.3%
Staples	0.3%
Neighbor's Emergency Center	0.2%
Clean Freak	0.2%
Family Dollar	0.2%

*Includes all remaining industries for retail asset types.

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Please see Appendix at the back of this addendum for Reporting Definitions. All data as of March 31, 2017, except as otherwise indicated.

ASSET TYPE DIVERSIFICATION— INDUSTRIAL 73 Properties 10.7 Million Square Feet 94.5% Occupancy $645.9 Million Real Estate Investment 7.9% of Normalized Rental Revenue 75% NNN Leases Industry Diversification Top 10 Tenant Diversification 0.0% 5.0% 10.0% Sporting Goods Distribution Manufacturing Apparel Building Materials Other Pet Supplies & Service Drug Stores / Pharmacies Home Furnishings Lease Escalation (1) Includes 1.5mm sqf. distribution center in Katy, Texas. % of Normalized Rental Revenue Please see Appendix at the back of this addendum for Reporting Definitions. All data as of March 31, 2017, except as otherwise indicated.

ASSET TYPE DIVERSIFICATION— OFFICE 119 Properties 2.2 Million Square Feet 98.3% Occupancy $474.3 Million Real Estate Investment 6.5% of Normalized Rental Revenue 68% NNN Leases Industry Diversification Top 10 Tenant Diversification Lease Escalation 0.0% 2.0% 4.0% 6.0% Medical / Other Office Financial Services Entertainment Consumer Electronics Automotive Parts Other Automotive Dealers % of Normalized Rental Revenue Please see Appendix at the back of this addendum for Reporting Definitions. All data as of March 31, 2017, except as otherwise indicated.

APPENDIX

REPORTING DEFINITIONS Annualized Cash Rent represents the annualized monthly contractual cash rent, less any rent reserved for, multiplied by twelve. CMBS are those notes secured by commercial real estate and rents therefrom under which certain indirect wholly-owned special purpose entity subsidiaries of the Company are the borrowers. These liabilities are discussed in greater detail in our financial statements and the notes thereto included in our periodic reports filed with the SEC. GAAP are the Generally Accepted Accounting Principles in the United States. Gross Investment represents the gross acquisition cost including the contracted purchase price and related capitalized transaction costs. Master Trust A and Master Trust B (collectively, Master Trust Notes) are net-lease mortgage notes issued under the Spirit Master Funding Program and the securitization trusts established thereunder. Indirect special purpose entity subsidiaries of the Company are the borrowers. These liabilities are discussed in greater detail in our financial statements and the notes thereto included in our periodic reports filed with the SEC. Net Asset Value (NAV) We believe disclosing information frequently used in the calculation of NAV is useful to investors and because it enables and facilitates calculation of a metric frequently used by our management as one method to estimate the fair value of our business. The assessment of the fair value of our business is subjective in that it involves estimates and assumptions and can be calculated using various methods. Therefore, we have presented certain information regarding our financial and operating results, as well as our assets and liabilities that we believe are important in calculating our NAV, but have not presented any specific methodology nor provided any guidance on the assumptions or estimates that should be used in the calculation of NAV. The components of NAV do not consider the potential changes in the value of assets, the collectability of rents or other receivable obligations, or the value associated with our operating platform. Net Book Value represents the Real Estate Investment value net of accumulated depreciation. Normalized Rental Revenue Represents monthly GAAP rentals and earned income from direct financing leases from our Owned Properties recognized during the final month of the reporting period, adjusted to exclude GAAP rentals and earned income from direct financing leases contributed from properties sold during that period and adjusted to include a full month of GAAP rentals for properties acquired during that period. We use Normalized Rental Revenue when calculating certain metrics that are useful to evaluate portfolio credit, asset type, industry and geographic diversity and to manage risk. Occupancy is calculated by dividing the number of economically yielding Owned Properties in the portfolio as of the measurement date by the number of total Owned Properties on said date. Owned Properties refers to properties owned fee- simple or ground leased by Company subsidiaries as lessee. Real Estate Investment represents the Gross Investment plus improvements less impairment charges. Senior Unsecured Notes refers to the $300 million aggregate principal amount of 4.450% senior unsecured notes due 2026. Tenant represents the legal entity ultimately responsible for obligations under the lease agreement or an affiliated entity. Other tenants may operate the same or similar business concept or brand. Tenant Reporting consists of one or more of sales, income statement or similar data generated by the leased property. We either receive property level financials with varied frequency or we receive corporate level financials. Includes publicly listed companies with publicly available financial statements. Term Loan refers to a $420.0 million unsecured term facility which includes an accordion feature which allows the facility to be increased to up to $600.0 million, subject to obtaining additional lender commitments. Borrowings may be repaid without premium or penalty, and may be re-borrowed within 30 days up to the then available loan commitment. Unit Level Rent Coverage is used as an indicator of individual asset profitability, as well as signaling the property’s importance to our tenants’ financial viability. We calculate this ratio by dividing our reporting tenants’ trailing 12-month EBITDAR (earnings before interest, tax, depreciation, amortization and rent) by annual contractual rent. Weighted Average Stated Interest Rate is calculated by dividing the sum product of (a) coupon interest rate of each note and (b) the principal balance outstanding of each note by (c) the sum of the total principal balances outstanding for all notes in the sample. 2015 Credit Facility refers to the $800 million unsecured credit facility which matures on March 31, 2019. The 2015 Credit Facility includes sublimits for swingline loans and letter of credit issuances. Swingline loans and letters of credit reduce availability under the 2015 Credit Facility. The ability to borrow under the 2015 Credit Facility is subject to the ongoing compliance with customary financial covenants.